Exhibit 99.1

MCEWEN MINING FILES LOS AZULES PRELIMINARY ECONOMIC ASSESSMENT

TORONTO, Oct 17, 2017 - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) reports that it has filed the updated Preliminary Economic Assessment prepared in accordance with National Instrument 43-101 (“NI 43-101”) on the Los Azules Project (the “PEA”). The PEA supports the disclosure made in the news release on September 7, 2017 entitled “Copper Shines Brightly for McEwen Mining — Enhanced Economics of Los Azules.”

The PEA dated September 1, 2017 is entitled “NI 43-101 Technical Report — Preliminary Economic Assessment Update for the Los Azules Project, Argentina,” and was prepared by independent “Qualified Persons” (as that term is defined in NI 43-101) at Hatch Ltd.

The PEA is available for review on our website (www.mcewenmining.com/operations/los-azules-exploration) and SEDAR (www.sedar.com).

Technical information contained in this news release has been prepared under the supervision of Mr. Donald Brown C. P. Eng., who is an officer of the Company, and a “Qualified Person” within the meaning of NI 43-101.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks related to fluctuations in mine production rates, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. The Company’s dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

CAUTIONARY NOTE REGARDING RESOURCE ESTIMATES

The mineral resource estimate for Los Azules was calculated in accordance with the Canadian National Instrument 43-101 and the Canadian Institute of Mining and Metallurgy Classification system. These standards differ significantly from the requirements of the U.S. Securities and Exchange Commission for descriptions of mineral properties in SEC Industry Guide 7 under Regulation S-K of the U. S. Securities Act of 1933. In particular, under Guide 7 standards, mineral resources may not be classified as a “reserve” unless the determination has been made that mineralization could be economically and legally produced or extracted at the time the reserve determination is made.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

CONTACT INFORMATION:

Mihaela Iancu Investor Relations (647) 258-0395 ext 320 info@mcewenmining.com	Facebook facebook.com/mcewenrob Website www.mcewenmining.com Twitter twitter.com/mcewenmining	150 King Street West Suite 2800,P.O. Box 24 Toronto, Ontario, Canada M5H 1J9 (866) 441-0690